UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2007
PARKER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-7573 (Commission File Number)	73-0618660 (IRS Employer Identification No.)

1401 Enclave Parkway, Suite 600 Houston, Texas 77077 (Address of principal executive offices)	77077 (Zip Code)
Registrant’s telephone number, including area code: (281) 406-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     In the process of finalizing our Quarterly Report on Form 10-Q for the period ended June 30, 2007, we noted an error in the line item for income tax expense, relating to restricted stock grants, that we had previously included in the financial results reported in the press release furnished as Exhibit 99 to our Current Report on Form 8-K filed on August 1, 2007. As a result, we are filing this amendment to the Form 8-K, solely for the purpose of correcting the amounts in the press release affected by this correction in income tax expense. We are also furnishing a revised press release as Exhibit 99 to this Form 8-K/A.
TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
S I G N A T U R E
EXHIBIT INDEX
Revised Press Release
Item 2.02 Results of Operations and Financial Condition
     On August 1, 2007, Parker Drilling Company (the “Registrant”) issued a press release announcing results of operations for the 2nd quarter of 2007, a copy of which was furnished with a Current Report on Form 8-K on August 1, 2007 (the “Form 8-K”). The Registrant is hereby amending the Form 8-K to correct the amounts of current income tax expense reported in the Consolidated Condensed Statements of Operations and Deferred Income Taxes in its Consolidated Condensed Balance Sheet. After correcting these amounts, the Registrant’s Net Income for the three months ended June 30, 2007 decreased $1.2 million from the $18.1 million previously reported in the press release to $16.9 million, and the Registrant’s Net Income for the six months ended June 30, 2007 decreased $1.2 million from $48.1 million to $46.9 million. This correction impacts only the referenced accounts and has no impact on cash or operating cash flow.
     A copy of the revised press release is attached as Exhibit 99 to this Form 8-K/A. This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.
     The following exhibit is furnished herewith:

99.1	Revised press release dated August 1, 2007, issued by the Registrant

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY
Dated: August 9, 2007	By:	/s/ W. Kirk Brassfield
W. Kirk Brassfield
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Revised press release dated August 1, 2007, issued by the Registrant